Enact Holdings, Inc. Financial Supplement Second Quarter 2026 GAAP/Non-GAAP Disclosure Discussion This document includes the non-GAAP financial measures entitled “adjusted operating income (loss),” “adjusted operating income (loss) per share," and “adjusted operating return on equity." Adjusted operating income (loss) per share is derived from adjusted operating income (loss). Enact Holdings, Inc. (the "Company") defines adjusted operating income (loss) as net income (loss) excluding the after-tax effects of net investment gains (losses), restructuring costs, gains (losses) on debt extinguishment and infrequent or unusual non-operating items. The Company excludes net investment gains (losses), gains (losses) on the extinguishment of debt and infrequent or unusual non-operating items because the Company does not consider them to be related to the operating performance of the Company. The recognition of realized investment gains or losses can vary significantly across periods as the activity is highly discretionary based on the timing of individual securities sales due to such factors as market opportunities or exposure management. Trends in the profitability of our fundamental operating activities can be more clearly identified without the fluctuations of these realized gains and losses. We do not view them to be indicative of our fundamental operating activities. Therefore, these items are excluded from our calculation of adjusted operating income. In addition, adjusted operating income (loss) per share is derived from adjusted operating income (loss) divided by shares outstanding. Adjusted operating return on equity is calculated as annualized adjusted operating income for the period indicated divided by the average of current period and prior periods’ ending total stockholders’ equity. While some of these items may be significant components of net income (loss) in accordance with U.S. GAAP, the Company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis and adjusted operating return on equity, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Company’s common stockholders or net income (loss) available to Company’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the Company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies. Adjustments to reconcile net income (loss) available to Company’s common stockholders to adjusted operating income (loss) assume a 21% tax rate. Page 2

Enact Holdings, Inc. Financial Supplement Second Quarter 2026

Consolidated Statements of Income
(amounts in thousands, except per share amounts)

	2026			2025				
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:								
Premiums	$244,656	$242,850	$487,506	$245,742	$244,688	$245,289	$244,786	$980,505
Net investment income	73,211	70,906	144,117	68,621	68,611	65,884	63,037	266,153
Net investment gains (losses)	(2,234)	(5,823)	(8,057)	(2,856)	(2,834)	(7,343)	(3,243)	(16,276)
Other income	1,675	4,136	5,811	1,199	990	1,060	2,196	5,445
Total revenues	**317,308**	**312,069**	**629,377**	**312,706**	**311,455**	**304,890**	**306,776**	**1,235,827**
LOSSES AND EXPENSES:								
Losses incurred	33,264	37,161	70,425	17,811	35,885	25,289	30,541	109,526
Acquisition and operating expenses, net of deferrals	49,467	47,037	96,504	57,134	50,500	50,598	50,094	208,326
Amortization of deferred acquisition costs and intangibles	2,123	2,123	4,246	2,211	2,344	2,205	2,429	9,189
Interest expense	12,485	12,368	24,853	12,465	12,897	12,296	12,291	49,949
Total losses and expenses	**97,339**	**98,689**	**196,028**	**89,621**	**101,626**	**90,388**	**95,355**	**376,990**
INCOME BEFORE INCOME TAXES	219,969	213,380	433,349	223,085	209,829	214,502	211,421	858,837
Provision for income taxes	45,131	45,608	90,739	45,924	46,332	46,694	45,643	184,593
NET INCOME	**$174,838**	**$167,772**	**$342,610**	**$177,161**	**$163,497**	**$167,808**	**$165,778**	**$674,244**
Net investment (gains) losses	$2,234	$5,823	$8,057	$2,856	$2,834	$7,343	$3,243	$16,276
Costs associated with reorganization	971	0	971	26	189	(24)	629	820
Taxes on adjustments	(673)	(1,223)	(1,896)	(605)	(635)	(1,537)	(813)	(3,590)
Adjusted Operating Income	**$177,370**	**$172,372**	**$349,742**	**$179,438**	**$165,885**	**$173,590**	**$168,837**	**$687,750**
Loss ratio [(1)]	14 %	15 %	14 %	7 %	15 %	10 %	12 %	11 %
Expense ratio [(2)]	21 %	20 %	21 %	24 %	22 %	22 %	21 %	22 %
Earnings per share data:								
Net income per share								
Basic	$1.25	$1.18	$2.44	$1.23	$1.11	$1.12	$1.09	$4.54
Diluted	$1.25	$1.18	$2.42	$1.22	$1.10	$1.11	$1.08	$4.52
Adjusted operating income per share								
Basic	$1.27	$1.22	$2.49	$1.24	$1.13	$1.16	$1.11	$4.64
Diluted	$1.26	$1.21	$2.47	$1.23	$1.12	$1.15	$1.10	$4.61
Weighted-average common shares outstanding								
Basic	139,505	141,595	140,550	144,290	147,434	149,940	151,831	148,373
Diluted	140,315	142,634	141,475	145,294	148,340	150,729	152,907	149,318

(1) The ratio of losses incurred to net earned premiums.

(2) The ratio of acquisition and operating expenses, net of deferrals, and amortization of deferred acquisition costs and intangibles to net earned premiums. Expenses associated with restructuring costs did not impact the expense ratio for the periods presented.

Page 3

Enact Holdings, Inc. Financial Supplement Second Quarter 2026

Consolidated Balance Sheets
(amounts in thousands, except per share amounts)

	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Assets						
Investments:						
Fixed maturity securities available-for-sale, at fair value	$6,161,975	$6,133,789	$6,050,542	$6,068,501	$5,896,818	$5,815,337
Short term investments	49,123	0	0	2,002	3,001	3,696
Total investments	**6,211,098**	**6,133,789**	**6,050,542**	**6,070,503**	**5,899,819**	**5,819,033**
Cash and cash equivalents	448,446	549,040	582,493	543,577	612,967	635,269
Accrued investment income	62,381	56,344	56,073	53,895	53,259	49,654
Deferred acquisition costs	22,192	22,177	22,232	22,521	22,910	23,322
Premiums receivable	66,661	47,398	46,130	48,648	44,091	46,451
Other assets	112,364	122,692	116,007	114,114	107,882	103,351
Deferred tax asset	32,999	30,562	19,989	23,185	32,545	44,440
Total assets	**$6,956,141**	**$6,962,002**	**$6,893,466**	**$6,876,443**	**$6,773,473**	**$6,721,520**
Liabilities and Shareholder's Interest						
Liabilities:						
Loss reserves	$598,686	$590,393	$572,470	$572,054	$551,940	$542,528
Unearned premiums	80,938	85,252	91,639	96,031	101,205	107,519
Other liabilities	135,750	197,956	129,695	146,958	153,447	208,667
Long-term borrowings	745,232	744,853	744,481	744,114	743,753	743,399
Total liabilities	**1,560,606**	**1,618,454**	**1,538,285**	**1,559,157**	**1,550,345**	**1,602,113**
Equity:						
Common stock	1,381	1,403	1,422	1,456	1,484	1,508
Additional paid-in capital	1,521,281	1,609,712	1,706,481	1,826,764	1,927,372	2,007,776
Accumulated other comprehensive income	(83,296)	(82,711)	(30,143)	(41,785)	(104,342)	(152,482)
Retained earnings	3,956,169	3,815,144	3,677,421	3,530,851	3,398,614	3,262,605
Total equity	**$5,395,535**	**$5,343,548**	**$5,355,181**	**$5,317,286**	**$5,223,128**	**$5,119,407**
Total liabilities and equity	**$6,956,141**	**$6,962,002**	**$6,893,466**	**$6,876,443**	**$6,773,473**	**$6,721,520**
Book value per share	$39.06	$38.09	$37.66	$36.53	$35.20	$33.96
Book value per share excluding accumulated other comprehensive income	$39.66	$38.68	$37.87	$36.82	$35.90	$34.97
U.S. GAAP ROE [(1)]	**13.0 %**	**12.5 %**	**13.3 %**	**12.4 %**	**13.0 %**	**13.1 %**
Net investment (gains) losses	**0.2 %**	**0.4 %**	**0.2 %**	**0.2 %**	**0.6 %**	**0.3 %**
Costs associated with reorganization	**0.1 %**	**0.0 %**	**0.0 %**	**0.0 %**	**0.0 %**	**0.0 %**
(Gains) losses on early extinguishment of debt	**0.0 %**	**0.0 %**	**0.0 %**	**0.0 %**	**0.0 %**	**0.0 %**
Taxes on adjustments	**(0.1)%**	**(0.1)%**	**0.0 %**	**0.0 %**	**(0.1)%**	**(0.1)%**
Adjusted Operating ROE [(2)]	**13.2 %**	**12.9 %**	**13.5 %**	**12.6 %**	**13.4 %**	**13.4 %**
Debt to capital ratio	**12 %**	**12 %**	**12 %**	**12 %**	**12 %**	**13 %**

(1) Calculated as annualized net income for the period indicated divided by the average of current period and prior periods' ending total stockholders' equity.

(2) Calculated as annualized adjusted operating income for the period indicated divided by the average of current period and prior periods' ending total stockholders' equity.

Page 4

Enact Holdings, Inc. Financial Supplement Second Quarter 2026

Direct New Insurance Written Metrics
(amounts in millions)

	2026 2Q NIW	2026 2Q % of NIW	2026 1Q NIW	2026 1Q % of NIW	2026 Total NIW	2026 Total % of NIW	2025 4Q NIW	2025 4Q % of NIW	2025 3Q NIW	2025 3Q % of NIW	2025 2Q NIW	2025 2Q % of NIW	2025 1Q NIW	2025 1Q % of NIW	2025 Total NIW	2025 Total % of NIW
Total Direct																
Product																
Primary	$15,199	100 %	$12,786	100 %	$27,985	100 %	$14,386	100 %	$14,048	100 %	$13,254	100 %	$9,818	100 %	$51,506	100 %
Pool	0	- %	0	- %	0	- %	0	- %	0	- %	0	- %	0	- %	0	- %
Total	**$15,199**	**100 %**	**$12,786**	**100 %**	**$27,985**	**100 %**	**$14,386**	**100 %**	**$14,048**	**100 %**	**$13,254**	**100 %**	**$9,818**	**100 %**	**$51,506**	**100 %**
Primary Only																
Origination																
Purchase	$13,287	87 %	$9,783	77 %	$23,070	82 %	$11,698	81 %	$13,020	93 %	$12,335	93 %	$9,139	93 %	$46,192	90 %
Refinance	1,912	13 %	3,003	23 %	4,915	18 %	2,688	19 %	1,028	7 %	919	7 %	679	7 %	5,314	10 %
Total Primary	**$15,199**	**100 %**	**$12,786**	**100 %**	**$27,985**	**100 %**	**$14,386**	**100 %**	**$14,048**	**100 %**	**$13,254**	**100 %**	**$9,818**	**100 %**	**$51,506**	**100 %**
Payment Type																
Monthly	$14,650	96 %	$12,322	96 %	$26,972	96 %	$13,836	96 %	$13,567	97 %	$12,688	96 %	$9,229	94 %	$49,320	96 %
Single	526	4 %	447	4 %	973	4 %	525	4 %	461	3 %	554	4 %	576	6 %	2,116	4 %
Other[1]	23	- %	17	- %	40	- %	25	- %	20	- %	12	- %	13	- %	70	- %
Total Primary	**$15,199**	**100 %**	**$12,786**	**100 %**	**$27,985**	**100 %**	**$14,386**	**100 %**	**$14,048**	**100 %**	**$13,254**	**100 %**	**$9,818**	**100 %**	**$51,506**	**100 %**
Credit Score[2]																
Over 760	$7,745	51 %	$6,640	52 %	$14,385	51 %	$7,410	51 %	$7,097	50 %	$6,843	52 %	$4,989	51 %	$26,339	51 %
740 - 759	2,556	17 %	2,197	17 %	4,753	17 %	2,401	17 %	2,326	17 %	2,160	16 %	1,590	16 %	8,477	16 %
720 - 739	1,769	12 %	1,446	11 %	3,215	12 %	1,658	11 %	1,689	12 %	1,651	12 %	1,280	13 %	6,278	12 %
700 - 719	1,392	9 %	1,107	9 %	2,499	9 %	1,246	9 %	1,237	9 %	1,146	9 %	894	9 %	4,523	9 %
680 - 699	895	6 %	741	6 %	1,636	6 %	818	6 %	855	6 %	746	6 %	548	6 %	2,967	6 %
660 - 679[3]	550	4 %	407	3 %	957	3 %	507	3 %	498	3 %	411	3 %	313	3 %	1,729	3 %
640 - 659	207	1 %	164	1 %	371	1 %	250	2 %	228	2 %	212	1 %	145	1 %	835	2 %
620 - 639	81	- %	80	1 %	161	1 %	92	1 %	112	1 %	80	1 %	51	1 %	335	1 %
<620	4	- %	4	- %	8	- %	4	- %	6	- %	5	- %	8	- %	23	- %
Total Primary	**$15,199**	**100 %**	**$12,786**	**100 %**	**$27,985**	**100 %**	**$14,386**	**100 %**	**$14,048**	**100 %**	**$13,254**	**100 %**	**$9,818**	**100 %**	**$51,506**	**100 %**
Weighted Avg Credit Score	754		752		754		753		752		754		753		753	
Loan-To-Value Ratio																
95.01% and above	$2,950	20 %	$2,255	18 %	$5,205	19 %	$2,422	17 %	$2,524	18 %	$2,615	20 %	$2,019	21 %	$9,580	19 %
90.01% to 95.00%	5,764	38 %	4,645	36 %	10,409	37 %	5,200	36 %	5,214	37 %	4,850	37 %	3,571	36 %	18,835	36 %
85.01% to 90.00%	4,310	28 %	3,878	30 %	8,188	29 %	4,377	30 %	4,226	30 %	3,919	29 %	2,913	30 %	15,435	30 %
85.00% and below	2,175	14 %	2,008	16 %	4,183	15 %	2,387	17 %	2,084	15 %	1,870	14 %	1,315	13 %	7,656	15 %
Total Primary	**$15,199**	**100 %**	**$12,786**	**100 %**	**$27,985**	**100 %**	**$14,386**	**100 %**	**$14,048**	**100 %**	**$13,254**	**100 %**	**$9,818**	**100 %**	**$51,506**	**100 %**
Weighted Avg LTV	93 %		92 %		92 %		92 %		92 %		93 %		93 %		92 %	
Debt-To-Income Ratio																
45.01% and above	$4,302	28 %	$3,530	28 %	$7,832	28 %	$4,041	28 %	$4,416	32 %	$3,877	29 %	$2,852	29 %	$15,186	30 %
38.01% to 45.00%	5,350	35 %	4,516	35 %	9,866	35 %	5,251	37 %	5,081	36 %	4,747	36 %	3,591	37 %	18,670	36 %
38.00% and below	5,547	37 %	4,740	37 %	10,287	37 %	5,094	35 %	4,551	32 %	4,630	35 %	3,375	34 %	17,650	34 %
Total Primary	**$15,199**	**100 %**	**$12,786**	**100 %**	**$27,985**	**100 %**	**$14,386**	**100 %**	**$14,048**	**100 %**	**$13,254**	**100 %**	**$9,818**	**100 %**	**$51,506**	**100 %**
Weighted Avg DTI	40 %		39 %		40 %		40 %		40 %		40 %		40 %		40 %	
Avg loan size (thousands)	$390		$396		$393		$389		$381		$380		$378		$382	

[1] Includes loans with annual and split payment types.

[2] Credit scores from the second quarter of 2026 contain an immaterial number of loans that use Vantage Score 4.0

Page 5

Enact Holdings, Inc. Financial Supplement Second Quarter 2026

Direct Insurance In-Force (IIF) Metrics
Excludes run-off business, which is immaterial to our results
(amounts in millions)

	2026				2025							
	2Q		1Q		4Q		3Q		2Q		1Q	
Total Direct	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF
Product												
Primary	$273,953	100 %	$272,475	100 %	$273,147	100 %	$272,349	100 %	$269,754	100 %	$268,366	100 %
Pool	306	- %	317	- %	331	- %	342	- %	355	- %	367	- %
Total	**$274,259**	**100 %**	**$272,792**	**100 %**	**$273,478**	**100 %**	**$272,691**	**100 %**	**$270,109**	**100 %**	**$268,733**	**100 %**
Primary Only												
Origination												
Purchase	$249,532	91 %	$248,108	91 %	$249,902	91 %	$250,002	92 %	$246,701	91 %	$244,409	91 %
Refinance	24,421	9 %	24,367	9 %	23,245	9 %	22,347	8 %	23,053	9 %	23,957	9 %
Total Primary	**$273,953**	**100 %**	**$272,475**	**100 %**	**$273,147**	**100 %**	**$272,349**	**100 %**	**$269,754**	**100 %**	**$268,366**	**100 %**
Payment Type												
Monthly	$249,618	91 %	$247,652	91 %	$247,776	91 %	$246,528	90 %	$243,382	90 %	$241,572	90 %
Single	22,893	8 %	23,341	9 %	23,844	9 %	24,256	9 %	24,749	9 %	25,108	9 %
Other[(1)]	1,442	1 %	1,482	- %	1,527	- %	1,565	1 %	1,623	1 %	1,686	1 %
Total Primary	**$273,953**	**100 %**	**$272,475**	**100 %**	**$273,147**	**100 %**	**$272,349**	**100 %**	**$269,754**	**100 %**	**$268,366**	**100 %**
Book Year												
2008 and prior	$3,947	1 %	$4,090	1 %	$4,219	2 %	$4,372	2 %	$4,535	2 %	$4,706	2 %
2009-2018	8,987	3 %	9,745	4 %	10,420	3 %	11,089	3 %	11,844	4 %	12,727	5 %
2019	8,232	3 %	9,004	3 %	9,539	4 %	9,993	4 %	10,446	4 %	10,966	4 %
2020	24,569	9 %	26,457	10 %	28,074	10 %	29,735	11 %	31,497	12 %	33,268	12 %
2021	41,310	15 %	43,642	16 %	45,945	17 %	48,447	18 %	51,345	19 %	54,493	20 %
2022	42,388	16 %	44,323	16 %	46,173	17 %	47,952	18 %	49,640	18 %	51,444	19 %
2023	34,303	13 %	36,203	13 %	38,250	14 %	40,694	15 %	42,204	16 %	43,938	16 %
2024	38,075	14 %	39,904	15 %	42,043	15 %	44,401	16 %	45,708	17 %	47,107	18 %
2025	44,762	16 %	46,414	17 %	48,484	18 %	35,666	13 %	22,535	8 %	9,717	4 %
2026	27,380	10 %	12,693	5 %								
Total Primary	**$273,953**	**100 %**	**$272,475**	**100 %**	**$273,147**	**100 %**	**$272,349**	**100 %**	**$269,754**	**100 %**	**$268,366**	**100 %**

(1) Includes loans with annual and split payment types.

Page 6

Enact Holdings, Inc. Financial Supplement Second Quarter 2026

Direct Insurance In-Force (IIF) Metrics

Excludes run-off business, which is immaterial to our results

(amounts in millions)

	2026				2025							
	2Q		1Q		4Q		3Q		2Q		1Q	
	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF
Credit Score[1]												
Over 760	$121,349	44 %	$120,104	44 %	$120,093	44 %	$119,234	44 %	$117,403	44 %	$115,914	43 %
740 - 759	45,274	17 %	44,933	16 %	44,898	16 %	44,675	16 %	44,191	16 %	43,924	17 %
720 - 739	37,627	14 %	37,668	14 %	37,897	14 %	37,955	14 %	37,725	14 %	37,643	14 %
700 - 719	29,400	11 %	29,323	11 %	29,486	11 %	29,567	11 %	29,524	11 %	29,629	11 %
680 - 699	20,542	7 %	20,630	8 %	20,773	8 %	20,886	8 %	20,910	8 %	21,082	8 %
660 - 679[2]	11,066	4 %	11,016	4 %	11,091	4 %	11,079	4 %	11,040	4 %	11,126	4 %
640 - 659	5,846	2 %	5,909	2 %	5,988	2 %	6,001	2 %	6,018	2 %	6,068	2 %
620 - 639	2,351	1 %	2,381	1 %	2,398	1 %	2,414	1 %	2,395	1 %	2,419	1 %
<620	498	- %	511	- %	523	- %	538	- %	548	- %	561	- %
Total Primary	**$273,953**	**100 %**	**$272,475**	**100 %**	**$273,147**	**100 %**	**$272,349**	**100 %**	**$269,754**	**100 %**	**$268,366**	**100 %**
Weighted Avg Credit Score	746		746		746		746		746		745	
Loan-To-Value Ratio												
95.01% and above	$56,164	20 %	$54,887	20 %	$54,221	20 %	$53,522	20 %	$52,438	20 %	$51,280	19 %
90.01% to 95.00%	115,163	42 %	114,298	42 %	114,315	42 %	113,852	42 %	112,683	42 %	112,086	42 %
85.01% to 90.00%	76,257	28 %	77,424	28 %	78,746	29 %	79,390	29 %	79,237	29 %	79,332	29 %
85.00% and below	26,369	10 %	25,866	10 %	25,865	9 %	25,585	9 %	25,396	9 %	25,668	10 %
Total Primary	**$273,953**	**100 %**	**$272,475**	**100 %**	**$273,147**	**100 %**	**$272,349**	**100 %**	**$269,754**	**100 %**	**$268,366**	**100 %**
Weighted Avg LTV	93 %		93 %		93 %		93 %		93 %		93 %	
Debt-To-Income Ratio												
45.01% and above	$67,101	24 %	$65,792	24 %	$65,275	24 %	$64,258	24 %	$62,216	23 %	$60,714	23 %
38.01% to 45.00%	100,092	37 %	99,527	37 %	99,748	36 %	99,259	36 %	98,136	36 %	97,492	36 %
38.00% and below	106,760	39 %	107,156	39 %	108,124	40 %	108,832	40 %	109,402	41 %	110,160	41 %
Total Primary	**$273,953**	**100 %**	**$272,475**	**100 %**	**$273,147**	**100 %**	**$272,349**	**100 %**	**$269,754**	**100 %**	**$268,366**	**100 %**
Weighted Avg DTI	39 %		39 %		39 %		39 %		39 %		39 %	
Primary persistency rate	80 %		80 %		80 %		83 %		82 %		84 %	
Avg loan size (thousands)	$291		$289		$287		$286		$283		$281	

[1]Credit scores from the second quarter of 2026 contain an immaterial number of loans that use Vantage Score 4.0

Page 7

Enact Holdings, Inc. Financial Supplement Second Quarter 2026

Direct Risk In-Force (RIF) Metrics
Excludes run-off business, which is immaterial to our results
(amounts in millions)

	2026				2025							
	2Q		1Q		4Q		3Q		2Q		1Q	
Total Direct	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF
Product												
Primary	$71,616	100 %	$71,245	100 %	$71,363	100 %	$71,144	100 %	$70,401	100 %	$69,937	100 %
Pool	48	- %	49	- %	51	- %	52	- %	54	- %	55	- %
Total	**$71,664**	**100 %**	**$71,294**	**100 %**	**$71,414**	**100 %**	**$71,196**	**100 %**	**$70,455**	**100 %**	**$69,992**	**100 %**
Primary Only												
Origination												
Purchase	$65,963	92 %	$65,562	92 %	$65,890	92 %	$65,825	93 %	$64,901	92 %	$64,228	92 %
Refinance	5,653	8 %	5,683	8 %	5,473	8 %	5,319	7 %	5,500	8 %	5,709	8 %
Total Primary	**$71,616**	**100 %**	**$71,245**	**100 %**	**$71,363**	**100 %**	**$71,144**	**100 %**	**$70,401**	**100 %**	**$69,937**	**100 %**
Payment Type												
Monthly	$66,320	93 %	$65,830	92 %	$65,836	92 %	$65,527	92 %	$64,676	92 %	$64,113	92 %
Single	4,924	7 %	5,034	7 %	5,135	7 %	5,217	7 %	5,311	7 %	5,395	8 %
Other[(1)]	372	- %	381	1 %	392	1 %	400	1 %	414	1 %	429	- %
Total Primary	**$71,616**	**100 %**	**$71,245**	**100 %**	**$71,363**	**100 %**	**$71,144**	**100 %**	**$70,401**	**100 %**	**$69,937**	**100 %**
Book Year												
2008 and prior	$1,021	1 %	$1,058	2 %	$1,092	2 %	$1,131	2 %	$1,173	2 %	$1,217	2 %
2009-2018	2,307	3 %	2,512	4 %	2,690	3 %	2,865	4 %	3,063	5 %	3,300	5 %
2019	2,164	3 %	2,361	3 %	2,499	4 %	2,615	4 %	2,732	4 %	2,867	4 %
2020	6,812	9 %	7,312	10 %	7,739	11 %	8,178	11 %	8,646	12 %	9,119	13 %
2021	11,298	16 %	11,906	17 %	12,482	17 %	13,072	18 %	13,732	19 %	14,427	21 %
2022	11,028	15 %	11,477	16 %	11,884	17 %	12,289	17 %	12,681	18 %	13,102	19 %
2023	8,967	13 %	9,450	13 %	9,967	14 %	10,590	15 %	10,968	15 %	11,403	16 %
2024	9,819	14 %	10,277	14 %	10,812	15 %	11,401	16 %	11,720	17 %	12,070	17 %
2025	11,295	16 %	11,694	16 %	12,198	17 %	9,003	13 %	5,686	8 %	2,432	3 %
2026	6,905	10 %	3,198	5 %								
Total Primary	**$71,616**	**100 %**	**$71,245**	**100 %**	**$71,363**	**100 %**	**$71,144**	**100 %**	**$70,401**	**100 %**	**$69,937**	**100 %**

[(1)] Includes loans with annual and split payment types.

Page 8

Enact Holdings, Inc. Financial Supplement Second Quarter 2026

Direct Risk In-Force (RIF) Metrics

Excludes run-off business, which is immaterial to our results

(amounts in millions)

	2026				2025							
	2Q		1Q		4Q		3Q		2Q		1Q	
	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF
Credit Score[1]												
Over 760	$31,519	44 %	$31,204	44 %	$31,186	44 %	$30,991	44 %	$30,502	43 %	$30,093	43 %
740 - 759	11,878	17 %	11,783	16 %	11,765	16 %	11,709	16 %	11,579	17 %	11,493	17 %
720 - 739	9,980	14 %	9,994	14 %	10,049	14 %	10,058	14 %	9,983	14 %	9,939	14 %
700 - 719	7,712	11 %	7,697	11 %	7,727	11 %	7,728	11 %	7,701	11 %	7,711	11 %
680 - 699	5,354	7 %	5,382	8 %	5,412	8 %	5,432	8 %	5,432	8 %	5,464	8 %
660 - 679[2]	2,914	4 %	2,900	4 %	2,913	4 %	2,906	4 %	2,886	4 %	2,901	4 %
640 - 659	1,530	2 %	1,545	2 %	1,564	2 %	1,564	2 %	1,565	2 %	1,574	2 %
620 - 639	603	1 %	611	1 %	615	1 %	619	1 %	614	1 %	619	1 %
<620	126	- %	129	- %	132	- %	137	- %	139	- %	143	- %
Total Primary	**$71,616**	**100 %**	**$71,245**	**100 %**	**$71,363**	**100 %**	**$71,144**	**100 %**	**$70,401**	**100 %**	**$69,937**	**100 %**
Loan-To-Value Ratio												
95.01% and above	$16,209	23 %	$15,841	22 %	$15,608	22 %	$15,374	22 %	$15,034	21 %	$14,682	21 %
90.01% to 95.00%	33,505	47 %	33,260	47 %	33,260	47 %	33,121	47 %	32,770	47 %	32,597	47 %
85.01% to 90.00%	18,765	26 %	19,065	27 %	19,410	27 %	19,589	27 %	19,558	28 %	19,583	28 %
85.00% and below	3,137	4 %	3,079	4 %	3,085	4 %	3,060	4 %	3,039	4 %	3,075	4 %
Total Primary	**$71,616**	**100 %**	**$71,245**	**100 %**	**$71,363**	**100 %**	**$71,144**	**100 %**	**$70,401**	**100 %**	**$69,937**	**100 %**
Debt-To-Income Ratio												
45.01% and above	$17,646	25 %	$17,299	24 %	$17,150	24 %	$16,876	24 %	$16,325	23 %	$15,910	23 %
38.01% to 45.00%	26,002	36 %	25,857	36 %	25,893	36 %	25,765	36 %	25,463	36 %	25,273	36 %
38.00% and below	27,968	39 %	28,089	40 %	28,320	40 %	28,503	40 %	28,613	41 %	28,754	41 %
Total Primary	**$71,616**	**100 %**	**$71,245**	**100 %**	**$71,363**	**100 %**	**$71,144**	**100 %**	**$70,401**	**100 %**	**$69,937**	**100 %**

[1]Credit scores from the second quarter of 2026 contain an immaterial number of loans that use VantageScore 4.0

Page 9

Enact Holdings, Inc. Financial Supplement Second Quarter 2026

Delinquency Metrics
Primary metrics exclude run-off business, which is immaterial to our results
(dollar amounts in thousands)

	2026 2Q	2026 1Q	2025 4Q	2025 3Q	2025 2Q	2025 1Q
Beginning Number of Primary Delinquencies	24,670	24,885	23,382	22,118	22,349	23,566
New delinquencies	12,299	13,559	13,679	12,998	11,567	12,237
Delinquency cures	(12,269)	(13,477)	(11,883)	(11,467)	(11,574)	(13,263)
Paid claims	(361)	(280)	(287)	(253)	(218)	(179)
Rescissions and claim denials	(9)	(17)	(6)	(14)	(6)	(12)
Ending Number of Primary Delinquencies	24,330	24,670	24,885	23,382	22,118	22,349
Primary Policies in Force (count)	940,648	943,892	950,670	953,657	952,795	955,210
Primary delinquency rate	2.59 %	2.61 %	2.62 %	2.45 %	2.32 %	2.34 %
Incurred Losses:						
Direct primary case[1]	$31,349	$36,876	$10,644	$34,134	$23,375	$27,237
All other[1]	1,915	285	7,167	1,751	1,914	3,304
Total Incurred Losses	**$33,264**	**$37,161**	**$17,811**	**$35,885**	**$25,289**	**$30,541**
Direct Primary Case Incurred Losses[2]						
Current quarter delinquencies[3]	$68,396	$76,280	$76,006	$79,219	$69,605	$74,627
Development of current quarter delinquencies[4]	0	0	0	0	0	0
Prior period development and other	(37,047)	(39,404)	(65,362)	(45,085)	(46,230)	(47,390)
Direct Primary Case Incurred Losses	**$31,349**	**$36,876**	**$10,644**	**$34,134**	**$23,375**	**$27,237**
Reserves:						
Direct primary case[1]	$539,653	$532,306	$515,126	$520,181	$499,774	$489,329
All other[1]	59,033	58,087	57,344	51,873	52,166	53,199
Total Reserves	**$598,686**	**$590,393**	**$572,470**	**$572,054**	**$551,940**	**$542,528**
Beginning Direct Primary Case Reserves	$532,306	$515,126	$520,181	$499,774	$489,329	$472,110
Paid claims	(24,002)	(19,696)	(15,699)	(13,727)	(12,930)	(10,018)
Change in reserves	31,349	36,876	10,644	34,134	23,375	27,237
Ending Direct Primary Case Reserves	**$539,653**	**$532,306**	**$515,126**	**$520,181**	**$499,774**	**$489,329**
Average Reserve Per Primary Delinquency[5]	$22.2	$21.6	$20.7	$22.2	$22.6	$21.9
Average Direct Primary Paid Claim[6]	$66.5	$70.3	$54.7	$54.3	$59.3	$56.0

(1) Direct primary case excludes loss adjustment expenses (LAE), pool, incurred but not reported (IBNR) and reinsurance reserves.

(2) Provides additional breakdown of incurred losses, which includes the impact of new delinquencies within each quarterly period reported. We believe providing loss information in this manner allows transparency and consistency for investors to understand performance.

(3) Defaulted loans with most recent delinquency notice in the quarter indicated.

(4) Development of current quarter delinquencies within the current quarter. This includes reserve impact from current period delinquencies that cure in the period and reserve development from the date of delinquency to quarter end.

(5) Direct primary case reserves divided by primary delinquency count.

(6) Average direct primary paid claim is calculated by dividing the amount of paid claims on direct primary case reserves by the number of delinquent paid claims for the quarter. Average paid claims in 4Q25 and 3Q25 include payments in relation to agreements on non-performing loans.

Page 10

Enact Holdings, Inc. Financial Supplement Second Quarter 2026 Percentage Reserved by Payment Status Delinquencies Case Reserves Risk In- Force Reserves as % of RIF Delinquencies Case Reserves Risk In- Force Reserves as % of RIF Delinquencies Case Reserves Risk In- Force Reserves as % of RIF 3 payments or less in default 11,709 $104 $808 13% 12,647 $104 $867 12% 11,011 $103 $734 14% 4 - 11 payments in default 8,609 214 675 32% 8,591 206 641 32% 7,733 212 574 37% 12 payments or more in default 4,012 222 308 72% 3,647 205 270 76% 3,374 185 240 77 % Total 24,330 $540 $1,791 30% 24,885 $515 $1,778 29% 22,118 $500 $1,548 32 % June 30, 2026 Missed Payment Status Tables - Direct Primary Excludes run-off business, which is immaterial to our results (dollar amounts in millions) December 31, 2025 June 30, 2025 Page 11

Enact Holdings, Inc. Financial Supplement Second Quarter 2026

Delinquency Performance - Direct Primary
Excludes run-off business, which is immaterial to our results

June 30, 2026

Top 10 States	% RIF	% Case Reserves [1]	Delq Rate
California	12%	13%	2.87%
Texas	9%	10%	2.80%
Florida [3]	9%	13%	3.24%
New York [3]	5%	8%	3.29%
Illinois [3]	4%	5%	3.19%
Arizona	4%	4%	2.60%
Michigan	4%	2%	2.45%
Georgia	3%	4%	3.31%
North Carolina	3%	2%	2.01%
Pennsylvania [3]	3%	3%	2.36%
All Other States [4]	44%	36%	2.27%
Total	**100%**	**100%**	**2.59%**

Top 10 MSAs / Metro Divisions	% RIF	% Case Reserves [1]	Delq Rate
Phoenix, AZ MSA	3%	3%	2.76%
Atlanta, GA MSA	3%	3%	3.55%
Chicago-Naperville, IL MD	3%	4%	3.43%
Dallas, TX MD	2%	2%	2.42%
Houston, TX MSA	2%	3%	3.39%
New York, NY MD	2%	5%	3.67%
Washington-Arlington, DC MD	2%	2%	2.36%
Riverside-San Bernardino, CA MSA	2%	3%	3.68%
Los Angeles-Long Beach, CA MD	2%	3%	3.49%
Denver-Aurora-Lakewood, CO MSA	2%	1%	1.85%
All Other MSAs/MDs	77%	71%	2.46%
Total	**100%**	**100%**	**2.59%**

Book Year RIF & Losses	% RIF	% Case Reserves [1]	Delq Rate	Cum Delq Rate [2]
2008 and prior	1%	7%	7.84%	5.54%
2009-2018	3%	9%	5.01%	0.60%
2019	3%	5%	3.55%	0.78%
2020	9%	10%	2.48%	0.86%
2021	16%	18%	2.64%	1.43%
2022	15%	21%	3.15%	2.52%
2023	13%	16%	3.10%	2.40%
2024	14%	11%	2.21%	1.83%
2025	16%	3%	0.69%	0.63%
2026	10%	0%	0.09%	0.09%
Total	**100%**	**100%**	**2.59%**	**4.09%**

December 31, 2025

Top 10 States	% RIF	% Case Reserves [1]	Delq Rate
California	12%	13%	2.84%
Texas	9%	9%	2.81%
Florida [3]	8%	13%	3.35%
New York [3]	5%	9%	3.38%
Illinois [3]	4%	5%	3.15%
Arizona	4%	4%	2.78%
Michigan	4%	3%	2.33%
Georgia	3%	4%	3.33%
North Carolina	3%	2%	2.07%
Pennsylvania [3]	3%	3%	2.29%
All Other States [4]	45%	35%	2.32%
Total	**100%**	**100%**	**2.62%**

Top 10 MSAs / Metro Divisions	% RIF	% Case Reserves [1]	Delq Rate
Phoenix, AZ MSA	3%	3%	2.85%
Chicago-Naperville, IL MD	3%	4%	3.31%
Atlanta, GA MSA	3%	3%	3.59%
Dallas, TX MD	2%	2%	2.49%
Houston, TX MSA	2%	3%	3.54%
New York, NY MD	2%	5%	3.70%
Washington-Arlington, DC MD	2%	2%	2.62%
Riverside-San Bernardino, CA MSA	2%	3%	3.53%
Los Angeles-Long Beach, CA MD	2%	3%	3.26%
Denver-Aurora-Lakewood, CO MSA	2%	1%	1.85%
All Other MSAs/MDs	77%	71%	2.49%
Total	**100%**	**100%**	**2.62%**

Book Year RIF & Losses	% RIF	% Case Reserves [1]	Delq Rate	Cum Delq Rate [2]
2008 and prior	2%	8%	7.96%	5.55%
2009-2017	2%	7%	5.08%	0.59%
2018	1%	4%	5.31%	0.95%
2019	4%	5%	3.45%	0.84%
2020	11%	11%	2.41%	0.91%
2021	17%	19%	2.63%	1.52%
2022	17%	22%	2.98%	2.45%
2023	14%	15%	2.75%	2.23%
2024	15%	8%	1.73%	1.52%
2025	17%	1%	0.32%	0.30%
Total	**100%**	**100%**	**2.62%**	**4.13%**

June 30, 2025

Top 10 States	% RIF	% Case Reserves [1]	Delq Rate
California	12%	13%	2.50%
Texas	9%	9%	2.53%
Florida [3]	8%	12%	2.97%
New York [3]	5%	9%	3.11%
Illinois [3]	4%	5%	2.83%
Arizona	4%	4%	2.30%
Michigan	4%	3%	2.09%
Georgia	3%	4%	2.86%
North Carolina	3%	2%	1.90%
Pennsylvania [3]	3%	3%	2.16%
All Other States [4]	45%	36%	2.04%
Total	**100%**	**100%**	**2.32%**

Top 10 MSAs / Metro Divisions	% RIF	% Case Reserves [1]	Delq Rate
Phoenix, AZ MSA	3%	3%	2.32%
Chicago-Naperville, IL MD	3%	4%	3.10%
Atlanta, GA MSA	3%	3%	3.04%
New York, NY MD	2%	5%	3.39%
Dallas, TX MD	2%	2%	2.25%
Houston, TX MSA	2%	3%	3.15%
Washington-Arlington, DC MD	2%	2%	2.09%
Riverside-San Bernardino, CA MSA	2%	3%	3.05%
Los Angeles-Long Beach, CA MD	2%	3%	2.88%
Denver-Aurora-Lakewood, CO MSA	2%	1%	1.41%
All Other MSAs/MDs	77%	71%	2.22%
Total	**100%**	**100%**	**2.32%**

Book Year RIF & Losses	% RIF	% Case Reserves [1]	Delq Rate	Cum Delq Rate [2]
2008 and prior	2%	9%	7.78%	5.55%
2009-2017	3%	8%	4.54%	0.60%
2018	2%	4%	4.66%	0.91%
2019	4%	7%	2.99%	0.78%
2020	12%	12%	2.10%	0.87%
2021	19%	21%	2.23%	1.39%
2022	18%	22%	2.48%	2.11%
2023	15%	12%	1.99%	1.71%
2024	17%	5%	0.97%	0.90%
2025	8%	0%	0.11%	0.10%
Total	**100%**	**100%**	**2.32%**	**4.12%**

[1] Direct primary case reserves exclude pool, loss adjustment expenses, incurred but not reported and reinsurance reserves.
[2] Calculated as the sum of the number of policies where claims were ever paid to date and number of policies for loans currently in default divided by policies ever in-force.
[3] Jurisdiction predominantly uses a judicial foreclosure process, which generally increases the amount of time it takes for a foreclosure to be completed.
[4] Includes the District of Columbia.

Page 12

Enact Holdings, Inc. Financial Supplement Second Quarter 2026 Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Fixed Maturity Securities: U.S. treasuries $286,142 5% $268,722 4% $257,307 4% $270,865 4% $264,981 4% $289,008 5 % Municipals 466,452 7% 469,832 8% 478,972 8% 486,893 8% 479,355 8% 476,141 8 % Non-U.S. government 198,849 3% 179,543 3% 185,462 3% 179,399 3% 154,536 3% 113,153 2 % U.S. corporate 2,776,874 45% 2,823,996 46% 2,810,727 46% 2,872,978 48% 2,851,475 48% 2,900,205 50 % Non-U.S. corporate 849,991 14% 816,324 13% 783,056 13% 807,524 13% 783,184 14% 768,953 13 % Residential MBS 358,002 6% 341,484 6% 349,333 6% 292,768 5% 261,415 4% 111,683 2 % Commercial MBS 223,468 4% 198,632 3% 129,562 2% 81,112 1% 48,809 1% 20,702 - % Other asset-backed 1,002,197 16% 1,035,256 17% 1,056,123 18% 1,076,962 18% 1,053,063 18% 1,135,492 20 % Total available-for-sale fixed maturity securities $6,161,975 100% $6,133,789 100% $6,050,542 100% $6,068,501 100% $5,896,818 100% $5,815,337 100 % Fixed Maturity Securities - Credit Quality NRSRO(1) Designation AAA $471,720 8% $475,177 8% $461,258 8% $498,423 8% $512,069 9% $600,780 10 % AA 1,777,773 29% 1,758,124 29% 1,710,290 28% 1,595,710 26% 1,519,953 26% 1,362,190 24 % A 1,865,866 30% 1,856,835 30% 1,816,789 30% 1,814,132 30% 1,730,742 29% 1,704,440 29 % BBB 1,963,996 32% 1,971,200 32% 1,985,084 33% 2,086,540 35% 2,046,515 35% 2,078,180 36 % BB & Lower 82,620 1% 72,453 1% 77,121 1% 73,696 1% 87,539 1% 69,747 1 % Total fixed maturity securities $6,161,975 100% $6,133,789 100% $6,050,542 100% $6,068,501 100% $5,896,818 100% $5,815,337 100 % Average duration 4.9 4.9 4.7 4.6 4.5 4.3 Average book yield 4.6% 4.5% 4.4% 4.3% 4.2% 4.1% (1)Nationally Recognized Statistical Rating Organizations. December 31, 2025 September 30, 2025 Composition of Consolidated Investments at Fair Value (amounts in thousands) March 31, 2025June 30, 2025March 31, 2026June 30, 2026 Page 13

Enact Holdings, Inc.

Financial Supplement

Second Quarter 2026

Third Party Ceded Reinsurance Transaction Summary
(amounts in millions)

Insurance Linked Notes

	2021-2 ILN	2021-3 ILN	2023-1 ILN
	9/20-12/20	*1/21-6/21*	*7/22-6/23*
At Closing			
Initial Risk In-Force	$8,384	$12,141	$7,288
Initial Reinsurance Amount / Ceded RIF [2]	$303	$372	$248
Initial First Loss Retention Layer	$189	$304	$244
Initial Attachment % [3]	2.25%	2.50%	3.35%
Initial Detachment % [3]	7.00%	6.75%	6.75%
% Of Covered Loss Tier Reinsured	76.00%	72.00%	100.00%
Commencement Date	04/16/21	09/02/21	11/15/23
Termination Date	10/25/33	02/25/34	11/25/33
Optional Call Date	04/25/28	08/25/28	11/27/28
Clean-Up Call	10.0%	10.0%	10.0%
As of June 30, 2026			
Current Risk In-Force	$2,925	$5,059	$5,317
Current Reinsured Amount / Ceded RIF [2]	$44	$70	$152
PMIERs Required Asset Credit [4]	$21	$42	$145
Current Attachment % [3]	6.34%	5.86%	4.36%
Current Detachment % [3]	8.30%	7.78%	7.25%
Enact Claims Paid	$3	$7	$12
Incurred Losses Ever To Date [5]	$26	$49	$97
Remaining First Loss Retention Layer	$186	$297	$233
Reinsurer Claims Paid	$0	$0	$0

Reinsurance - Excess of Loss [1]

	2021 XOL	2022-1 XOL	2022-2 XOL	2022-3 XOL	2022-4 XOL	2022-5 XOL	2023-1 XOL	2024-1 XOL	2024-2 XOL	2025-1 XOL	2025-2 XOL	2026-1 XOL	2026-2 XOL
	Full Year 2021	*Full Year 2022*	*Full Year 2022*	*7/21-12/21*	*7/21-12/21*	*1/22-6/22*	*Full Year 2023*	*Full Year 2024*	*7/23-12/23*	*Full Year 2025*	*Full Year 2025*	*Full Year 2026*	*Full Year 2026*
At Closing													
Initial Risk In-Force	$22,373	$15,400	$15,400	$10,550	$10,550	$8,547	$11,991	$12,062	$5,349	$11,873	$11,873	$6,716	$6,716
Initial Reinsurance Amount / Ceded RIF [2]	$206	$196	$25	$289	$36	$201	$180	$270	$90	$180	$28	$94	$12
Initial First Loss Retention Layer	$671	$462	$385	$317	$264	$256	$360	$362	$134	$354	$294	$194	$160
Initial Attachment % [3]	3.00%	3.00%	2.50%	3.00%	2.50%	3.00%	3.00%	3.00%	2.50%	2.98%	2.48%	2.88%	2.38%
Initial Detachment % [3]	7.00%	6.99%	3.00%	7.00%	3.00%	7.00%	6.57%	6.50%	6.50%	6.23%	2.98%	6.13%	2.88%
% Of Covered Loss Tier Reinsured	23.00%	31.92%	31.92%	68.45%	68.45%	58.80%	42.00%	63.96%	41.88%	46.57%	46.58%	43.03%	35.27%
Commencement Date	01/01/21	01/01/22	01/01/22	03/01/22	03/01/22	09/01/22	01/01/23	01/01/24	06/01/24	01/01/25	01/01/25	01/01/26	01/01/26
Termination Date	12/31/31	12/31/32	12/31/32	12/31/31	12/31/31	12/31/32	12/31/33	12/31/34	06/30/34	12/31/35	12/31/35	12/31/36	12/31/36
Optional Call Date	06/30/28	12/31/29	12/31/29	12/31/28	12/31/28	01/01/30	12/31/30	12/31/31	06/30/29	12/31/30	12/31/30	12/31/31	12/31/31
Clean-Up Call	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%
As of June 30, 2026													
Current Risk In-Force	$11,202	$10,699	$10,699	$5,970	$5,970	$5,737	$8,312	$9,589	$3,428	$10,989	$10,989	$6,716	$6,716
Current Reinsured Amount / Ceded RIF [2]	$38	$126	$25	$98	$36	$119	$128	$254	$60	$180	$28	$94	$12
PMIERs Required Asset Credit [4]	$37	$121	$24	$94	$35	$115	$124	$245	$58	$173	$27	$91	$11
Current Attachment % [3]	5.82%	3.94%	3.22%	5.12%	4.23%	4.07%	4.08%	3.71%	3.76%	3.21%	2.67%	2.88%	2.38%
Current Detachment % [3]	7.31%	7.63%	3.94%	7.52%	5.12%	7.61%	7.76%	7.86%	7.97%	6.73%	3.21%	6.13%	2.88%
Enact Claims Paid	$19	$40	$40	$11	$11	$23	$20	$6	$5	$0	$0	$0	$0
Incurred Losses Ever To Date [5]	$118	$153	$153	$64	$64	$81	$98	$61	$34	$14	$14	$1	$1
Remaining First Loss Retention Layer	$652	$422	$345	$305	$253	$234	$339	$356	$129	$353	$294	$194	$160
Reinsurer Claims Paid	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Reinsurance - Quota Share [1]

	2023-1 QSR	2024-1 QSR	2025-1 QSR	2026-1 QSR
	Full Year 2023	*Full Year 2024*	*Full Year 2025*	*Full Year 2026*
At Closing				
Initial Risk In-Force	$11,991	$12,062	$11,873	$6,716
Initial Reinsurance Amount / Ceded RIF [2]	$1,934	$2,560	$3,223	$1,813
Initial First Loss Retention Layer	n/a	n/a	n/a	n/a
Initial Attachment % [3]	n/a	n/a	n/a	n/a
Initial Detachment % [3]	n/a	n/a	n/a	n/a
% Of Covered Loss Tier Reinsured	16.13%	21.23%	27.15%	27.00%
Commencement Date	04/01/23	01/01/24	01/01/25	01/01/26
Termination Date	04/01/34	12/31/34	12/31/35	12/31/36
Optional Call Date	12/31/26	12/31/27	12/31/27	12/31/28
Clean-Up Call	n/a	n/a	n/a	n/a
As of June 30, 2026				
Current Risk In-Force	$8,312	$9,589	$10,989	$6,716
Current Reinsured Amount / Ceded RIF [2]	$1,340	$2,035	$2,983	$1,813
PMIERs Required Asset Credit [4]	$100	$154	$200	$114
Current Attachment % [3]	n/a	n/a	n/a	n/a
Current Detachment % [3]	n/a	n/a	n/a	n/a
Enact Claims Paid	$20	$6	$0	$0
Incurred Losses Ever To Date [5]	$98	$61	$14	$1
Remaining First Loss Retention Layer	n/a	n/a	n/a	n/a
Reinsurer Claims Paid	$3	$1	$0	$0

[1] Excess of loss (XOL) and quota share (QSR) transactions are with panels of U.S. and global reinsurers.
[2] The initial reinsurance amount for insurance linked notes and excess of loss reinsurance reflects the total loss coverage; Ceded RIF reflects the RIF associated with quota share reinsurance which is subject to annual and life loss ratio limits.
[3] Attachment % and detachment % are the aggregate loss amounts as a percentage of risk in force at which the reinsurer begins and stops paying claims under the policy.
[4] Current PMIERs required asset credit considers the counterparty credit haircut.
[5] Incurred losses ever to date shown does not include IBNR or loss adjustment expenses.
Definitions: CRT = Credit Risk Transfer; RIF = Risk In Force; XOL = Excess Of Loss; ILN = Insurance Linked Note; QSR = Quota Share

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Enact Holdings, Inc. Financial Supplement Second Quarter 2026 2Q 1Q 4Q 3Q 2Q 1Q COMBINED(1) STAT: Statutory policyholders' surplus $770 $785 $806 $823 $821 $815 Contingency reserves 4,588 4,551 4,513 4,471 4,425 4,381 Combined statutory capital $5,358 $5,336 $5,319 $5,294 $5,246 $5,196 Adjusted RIF(2) $53,122 $53,382 $53,893 $54,353 $54,408 $54,569 Combined risk-to-capital ratio ("RTC") 9.9 10.0 10.1 10.3 10.4 10.5 EMICO(3) STAT: Statutory policyholders' surplus $730 $746 $768 $785 $783 $777 Contingency reserves 4,571 4,535 4,498 4,457 4,412 4,370 EMICO statutory capital $5,301 $5,281 $5,266 $5,242 $5,195 $5,147 Adjusted RIF(2) $52,387 $52,686 $53,206 $53,685 $53,763 $53,951 EMICO risk-to-capital ratio 9.9 10.0 10.1 10.2 10.3 10.5 PMIERs Available Assets(3) $5,002 $5,016 $5,015 $4,974 $4,992 $4,999 PMIERs Minimum Required Assets ($3,108) ($3,097) ($3,096) ($3,070) ($3,031) ($3,033) Available Assets Above PMIERs Requirements(3) $1,894 $1,919 $1,919 $1,904 $1,961 $1,966 PMIERs Sufficiency Ratio(4) 161% 162% 162% 162% 165% 165% (4) The PMIERs sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing. 2025 Capital & PMIERs (dollar amounts in millions) (3) Estimated statutory capital of Enact Mortgage Insurance Corporation (EMICO), the company's primary U.S. mortgage insurance subsidiary. (1) Reflects estimated combined statutory capital position of our mortgage insurance subsidiaries. (2) Adjusted RIF for purposes of calculating statutory RTC differs from RIF presented elsewhere in this financial supplement. In accordance with North Carolina Department of Insurance requirements, adjusted RIF excludes delinquent policies. 2026 Page 15